UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2015

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2015, at the annual meeting of the shareholders of McEwen Mining Inc. (the “Company”), the Company’s shareholders approved the Amended and Restated McEwen Mining Inc. Equity Incentive Plan (the “Equity Incentive Plan”), which had previously been approved by the Company’s Board of Directors. The Equity Incentive Plan became effective as of May 28, 2015.

For a description of the Equity Incentive Plan, please see Proposal 3 in the Company’s definitive proxy statement for its 2015 annual meeting, filed with the Securities and Exchange Commission on April 17, 2015.  The Equity Incentive Plan was attached as Annex A to the definitive proxy statement, is filed as Exhibit 4.1 to this report, and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 28, 2015.  Of the 300,530,174 shares outstanding and entitled to vote at the meeting, including exchangeable shares not held by the Company or its affiliates, 199,911,416 shares were voted, or 66.5% of the outstanding shares entitled to vote.

At the annual meeting, the shareholders elected the eight individuals nominated to be directors, approved on an advisory basis the compensation of the named executive officers as described in the proxy statement, approved the Equity Incentive Plan, and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Election results for the directors nominated at the meeting are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Robert R. McEwen	126,443,250	793,759	72,654,941
Allen V. Ambrose	125,228,239	2,008,769	72,654,942
Michele L. Ashby	126,413,700	823,308	72,654,942
Leanne M. Baker	126,360,887	876,121	72,654,942
Richard W. Brissenden	104,942,587	22,294,421	72,654,942
Gregory P. Fauquier	126,045,078	1,191,930	72,654,942
Donald R.M. Quick	126,438,212	798,796	72,654,942
Michael L. Stein	126,437,109	799,900	72,654,941

Election results for the advisory vote on executive compensation are as follows:

For	Against	Abstain	Broker Non-Votes
124,218,713	2,262,518	755,698	72,655,021

Election results for approval of the Equity Incentive Plan are as follows:

For	Against	Abstain	Broker Non-Votes
122,231,482	4,456,313	549,139	72,655,016

Election results for the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2015 are as follows:

For	Against	Abstain	Broker Non-Votes
198,629,202	871,374	391,374	0

Item 7.01                                           Regulation FD Disclosure.

On May 29, 2015, the Company issued a press release announcing results of its annual meeting. A copy of the press release is attached to this report as Exhibit 99.1. In addition, a copy of the PowerPoint slides presented at the meeting is attached to this report as Exhibit 99.2. A video of the 2015 annual meeting will be available for viewing on June 2, 2015, at:

http://www.mcewenmining.com/Media-Events/Media/default.aspx

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                         Exhibits.  The following exhibits are filed or furnished with this report:

4.1                               Amended and Restated McEwen Mining Inc. Equity Incentive Plan.

99.1                        Press release dated May 29, 2015.

99.2                        Annual Meeting Presentation Slides.

Cautionary Statement

With the exception of historical matters, the matters discussed in the presentation slides and the video include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein.  Such forward-looking statements include, among others, statements regarding future exploration, development and production activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, metal prices, economic and market conditions, operating costs, receipt of permits, receipt of working capital and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2014, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the exhibits, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: May 29, 2015	By:	/s/ Perry Y. Ing
Perry Y. Ing,
Vice President and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits filed or furnished herewith.

Exhibit
Number	Description of Exhibit

4.1	Amended and Restated McEwen Mining Inc. Equity Incentive Plan.

99.1	Press release dated May 29, 2015.

99.2	Annual Meeting Presentation Slides.